UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2008

SEACOR Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12289 (Commission File Number)	13-3542736 (IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

The information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 22, 2008, SEACOR Holdings Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 22, 2008, Charles Fabrikant, Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings Inc. issued a letter to shareholders discussing the balance sheet and business outlook of SEACOR Holdings Inc. A copy of the letter is furnished as Exhibit 20.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

20.1	Letter to Shareholders from Charles Fabrikant, Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings Inc., dated October 22, 2008.
99.1	Press Release of SEACOR Holdings Inc., dated October 22, 2008, reporting SEACOR’s financial results for the third quarter of 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

Date: October 22, 2008	By:	/s/ Richard Ryan

Name: Richard Ryan

Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

20.1	Letter to Shareholders from Charles Fabrikant, Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings Inc., dated October 22, 2008.
99.1	Press Release of SEACOR Holdings Inc., dated October 22, 2008, reporting SEACOR’s financial results for the third quarter of 2008.

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